UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

————————————————
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 24, 2010

HERITAGE FINANCIAL GROUP
(Exact name of Registrant as specified in its charter)

United States (State or Other Jurisdiction of Incorporation)	000-51305 (Commission File Number)	45-0479535 (I.R.S. Employer Identification No.)

721 North Westover Boulevard, Albany, Georgia  31707
(Address of principal executive offices)

(229) 420-0000
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. Submission of Matters to a Vote of Security Holders.

Heritage Financial Group (“the Registrant”) held its special meeting of shareholders on November 23, 2010. Holders of record of the Registrant’s common stock at the close of business on October 8, 2010, were entitled to vote on six proposals at the special meeting. The final voting results of each proposal are set forth below.

Proposal 1 – Plan of Conversion and Reorganization

The Registrant’s shareholders approved the Plan of Conversion and Reorganization as described in the proxy statement/prospectus dated October 12, 2010.

	Votes of Shareholders Excluding Heritage MHC	Votes of Shareholders Including Heritage MHC
For	1,727,619	9,596,494
Against	5,012	5,012
Abstain	800	800
Broker Non-Votes	263,896	263,896

Proposal 2 – Adjournment of Special Meeting

The Registrant’s shareholders approved the proposal providing for the adjournment of the special meeting, if necessary, to solicit additional proxies in the event that there were not sufficient votes at the time of the special meeting to approve the Plan of Conversion and Reorganization.

For	9,569,048
Against	32,333
Abstain	925
Broker Non-Votes	263,896

Proposal 3a-3d – Informational Proposals

3a.  The Registrant’s shareholders approved a provision in Heritage Financial Group, Inc.’s articles of incorporation to limit the ability of shareholders to remove directors.

For	9,176,646
Against	683,847
Abstain	5,709
Broker Non-Votes	-

3b.  The Registrant’s shareholders approved a provision in Heritage Financial Group, Inc.’s articles of incorporation requiring a supermajority vote of shareholders to approve certain amendments to Heritage Financial Group, Inc.’s articles of incorporation.

For	9,252,571
Against	611,891
Abstain	1,740
Broker Non-Votes	-

3c.  The Registrant’s shareholders approved a provision in Heritage Financial Group, Inc.’s articles of incorporation requiring a supermajority vote of shareholders to approve shareholder-proposed amendments to Heritage Financial Group, Inc.’s bylaws.

For	9,244,521
Against	616,267
Abstain	5,414
Broker Non-Votes	-

3d.  The Registrant’s shareholders approved a provision in Heritage Financial Group, Inc.’s articles of incorporation to limit the voting rights of shares beneficially owned in excess of 10% of Heritage Financial Group, Inc.’s outstanding voting stock.

For	9,413,569
Against	444,588
Abstain	8,045
Broker Non-Votes	-

ITEM 8.01. Other Events.

On November 23, 2010, the Registrant announced that its shareholders and the depositors of Heritage Bank of the South have each approved the plan of conversion and reorganization pursuant to which Heritage MHC will convert to the full stock holding company form of organization. Heritage Financial Group, Inc. also announced the results of its offering of shares of common stock in connection with the conversion. The conversion and offering are expected to be completed on November 30, 2010, subject to receipt of final regulatory approvals, including approval of a final appraisal, and other customary closing conditions.

The foregoing description is only a summary and is qualified in its entirety to the full text of the release which is included as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1 Press release dated November 23, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE FINANCIAL GROUP

Date: November 24, 2010	By:	/s/ T. Heath Fountain
T. Heath Fountain
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit(s)
99.1	Copy of press release issued by the Company on November 23, 2010.